Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:	Press Contact:
Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Daniel Aitken IDT Senior Director of Corporate Marketing and Communications Phone: (408) 574-6480 E-mail: daniel.aitken@idt.com

IDT REPORTS FISCAL 2017 Q4 AND FULL YEAR FINANCIAL RESULTS
Q4 FY17 Revenue of $175.7M, FY17 Revenue of $728.2M
Q4 FY17 GAAP Diluted EPS of $0.22; Q4 FY17 Non-GAAP Diluted EPS of $0.35;
FY17 GAAP Diluted EPS (from Continuing Operations) of $0.79; FY17 Non-GAAP Diluted EPS of $1.40

SAN JOSE, Calif., May 1, 2017 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal fourth quarter 2017, ended April 2, 2017.

“Fourth quarter fiscal 2017 revenue totaled $175.7 million, highlighted by strength in sales of our wireless power, memory interface, and automotive sensor products,” said Greg Waters, president and chief executive officer. Total fiscal 2017 revenue grew to $728.2M, up from $697.4M in fiscal 2016.

During the first week of fiscal 2018, we closed our announced acquisition of GigPeak, a leading provider of high-performance optical interconnect solutions, which further accelerates our existing growth strategy. Entering the new fiscal year, IDT is strongly positioned and levered to multiple growth vectors that are tied to IDT’s unique analog and mixed-signal expertise. We continue to see robust demand for our expanding product and technology portfolio, and with our ongoing focus on driving operational excellence, we look forward to delivering exceptional value to our shareholders in the coming year,” concluded Mr. Waters.

Recent Business Highlights - Consumer

•
Scosche selected IDT’s 15W Qi-certified wireless power transmitter for its new MagicMount™ Charge Wireless Charging Magnetic Mount for fast-charging mobile devices. The company launched the industry’s highest efficiency 15W turnkey wireless power reference kit, delivering the same ease of use and support that have become the hallmark of its two prior wireless power kits. With this latest kit, IDT now presents an off-the-shelf library of turnkey wireless power solutions covering the range of one to 15 watts.

Recent Business Highlights - Communications

•
IDT and Epson, the recognized world leader in Quartz crystal technology, introduced an ultra-high performance timing solution addressing the phase noise challenges in telecommunication and data center applications. IDT's new 8V19N474 jitter attenuator and frequency synthesizer is coupled with Epson's VG-4513 high-performance voltage-controlled crystal oscillator (VCXO) to provide best-in-class phase noise performance for highly stringent applications, such as 40/100/400 Gbps Ethernet timing.

•
IDT introduced its next-generation 10Gbps-class millimeter wave (mmWave) modem for wireless infrastructure carrier class deployments in both access and backhaul. The IDT(R) RWM6050 is the industry's first highly integrated mmWave dual modem (PHY + MAC + ADC/DAC + beam forming) targeting applications such as fixed wireless broadband access, WTTx (Wireless To The Edge), small cell backhaul, 5G service and other emerging applications.

Recent Business Highlights - Computing

•
IDT introduced the industry’s first integrated power management IC (PMIC) developed for enterprise DDR4 NVDIMM applications. The IDT P8800 enables NVDIMM solutions to efficiently scale to greater density, reliability and performance.

Recent Business Highlights - Auto and Industrial

•
IDT and LeddarTech Inc announced a partnership agreement to jointly develop and deliver next generation LiDAR systems. This partnership combines LeddarTech’s highly specialized know-how in solid-state LiDARs with IDT’s world-class expertise in the development of highly integrated automotive-grade ICs.

•
At Tech Taipei in April, IDT showcased its latest sensing and wireless power solutions for the growing automotive market. IDT’s demonstrations included the recently introduced IDT(R) ZMID520x family of high-performance automotive-qualified inductive position sensors.

•
IDT introduced a new family of high-performance inductive position sensors offering superior reliability, flexibility and serviceability while cutting system costs. The new sensors are ideal for the automotive, industrial and consumer markets and can be used for such end products as vehicles, robots, home appliances and smart automation.

Recent Business Highlights - Other

•	IDT announced the completion of its acquisition of GigPeak, Inc. on April 4, 2017. The acquisition was originally announced on February 13, 2017.

•
IDT appointed Chris Allexandre as its new senior vice president of global sales and marketing, bringing global experience in analog mixed signal products in the mobile, industrial, telecom, cloud, consumer and automotive markets.

The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

•
Revenue from continuing operations for the fiscal fourth quarter of 2017 was $175.7 million. This compared with $176.4 million reported last quarter, and $189.4 million reported in the same period one year ago.

•
GAAP net income from continuing operations for the fiscal fourth quarter of 2017 was $30.2 million, or $0.22 per diluted share, versus GAAP net income from continuing operations of $33.4 million or $0.24 per diluted share last quarter, and GAAP net income from continuing operations of $81.6 million or $0.59 per diluted share in the same period one year ago. Fiscal fourth quarter GAAP results include $10.3 million in stock-based compensation, $7.2 million in acquisition and restructuring charges, $3.4 million in non-cash interest expense and $2.9 million benefit in related tax effects.

•
Non-GAAP net income for the fiscal fourth quarter of 2017 was $48.1 million or $0.35 per diluted share, compared with non-GAAP net income of $49.0 million or $0.35 per diluted share last quarter, and non-GAAP net income of $51.5 million or $0.36 per diluted share reported in the same period one year ago.

•
GAAP gross profit from continuing operations for the fiscal fourth quarter of 2017 was $101.7 million, or 57.9 percent, compared with GAAP gross profit of $104.1 million or 59.0 percent last quarter, and $108.0 million, or 57.0 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal fourth quarter of 2017 was $106.1 million, or 60.4 percent, compared with non-GAAP gross profit of $108.7 million, or 61.6 percent last quarter, and $117.0 million, or 61.8 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal fourth quarter of 2017 was $35.5 million, compared with GAAP R&D expense of $38.2 million last quarter, and $41.0 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal fourth quarter of 2017 was $31.0 million, compared with non-GAAP R&D expense of $33.5 million last quarter, and $36.2 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal fourth quarter of 2017 was $36.2 million, compared with GAAP SG&A expense of $32.7 million last quarter, and $40.3 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal fourth quarter of 2017 was $27.2 million, compared with non-GAAP SG&A expense of $25.7 million last quarter, and $28.9 million in the same period one year ago.

Webcast and Conference Call Information

Investors may listen to the live call at 1:30 p.m. Pacific Time on May 1, 2017 by calling (888) 466-4587. The access code is 9166257. Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific Time on May 1, 2017. The webcast replay will be available after 4:30 p.m. Pacific Time on May 1, 2017 for one week.

IDT’s next regularly scheduled Quiet Period will begin June 19, 2017, during which time IDT representatives will not comment on IDT’s business outlook, financial results or expectations. The Quiet Period will extend until the day when IDT’s first quarter fiscal 2018 earnings release is published.

About IDT
Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT’s market-leading products in RF, timing, wireless power transfer, serial switching, interfaces and sensing solutions are among the company’s broad array of complete mixed-signal solutions for the communications, computing, consumer, automotive and industrial segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, YouTube and Google+.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 3, 2016. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:
Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest and other income (expense);
Provision for (benefit from) income taxes, continuing operations;
Operating income;
Net income from continuing operations;
Diluted net income per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation of certain assets no longer in use.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community.
Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•	Non-cash interest expense, consists of amortization of issuance cost and accretion of discount related to the convertible notes.

•
Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•
Tax effects of non-GAAP adjustments. Non-GAAP tax calculation is based on estimated cash tax expense and reserves. The Company forecasts its annual cash tax liability and allocates the tax to each quarter in proportion to earnings for that period. This approach is designed to enhance the ability of investors to understand the impact of the Company's tax expense on its current operations, provide improved modeling accuracy, and substantially reduce fluctuations caused by GAAP to non-GAAP adjustments, which may not reflect actual cash tax expense.

•
Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended			Twelve Months Ended
	Apr. 2	Jan. 1	Apr. 3	Apr. 2	Apr. 3
(In thousands, except per share data)	2017	2017	2016	2017	2016
Revenues	$175,698	$176,358	$189,361	$728,243	$697,376
Cost of revenues	74,026	72,273	81,398	307,605	275,722
Gross profit	101,672	104,085	107,963	420,638	421,654
Operating expenses:
Research and development	35,533	38,173	41,023	165,104	148,507
Selling, general and administrative	36,225	32,737	40,287	145,193	136,508
Total operating expenses	71,758	70,910	81,310	310,297	285,015
Operating income	29,914	33,175	26,653	110,341	136,639
Interest and other expense, net	(2,153)	(3,810)	(3,601)	(11,056)	(2,775)
Income from continuing operations before income taxes	27,761	29,365	23,052	99,285	133,864
Benefit from income taxes	(2,448)	(4,072)	(58,559)	(9,899)	(61,435)
Net income from continuing operations	30,209	33,437	81,611	109,184	195,299
Discontinued operations:
Gain from divestiture	—	1,385	—	1,385	—
Loss from discontinued operations	—	—	—	—	(547)
Provision for income taxes	—	87	—	87	15
Net income (loss) from discontinued operations	—	1,298	—	1,298	(562)
Net income	$30,209	$34,735	$81,611	$110,482	$194,737
Basic net income per share - continuing operations	$0.23	$0.25	$0.61	$0.82	$1.37
Basic net income per share - discontinued operations	—	0.01	—	0.01	—
Basic net income per share	$0.23	$0.26	$0.61	$0.83	$1.37
Diluted net income per share - continuing operations	$0.22	$0.24	$0.59	$0.79	$1.32
Diluted net income per share - discontinued operations	—	0.01	—	0.01	—
Diluted net income per share	$0.22	$0.25	$0.59	$0.80	$1.32
Weighted average shares:
Basic	133,309	133,846	134,788	133,817	142,783
Diluted	136,903	137,167	139,239	137,440	147,652

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	Apr. 2	Jan. 1	Apr. 3	Apr. 2	Apr. 3
(In thousands, except per share data)	2017	2017	2016	2017	2016

GAAP net income from continuing operations	$30,209	$33,437	$81,611	$109,184	$195,299
GAAP diluted net income per share - continuing operations	$0.22	$0.24	$0.59	$0.79	$1.32
Acquisition related:
Amortization of acquisition related intangibles	4,782	5,557	9,347	21,360	13,662
Acquisition related costs	2,223	—	245	2,295	2,591
Acquisition related foreign exchange loss	—	—	—	—	536
Amortization of fair market value adjustment to inventory	407	757	4,641	4,079	5,531
Restructuring related:
Severance and retention costs	(387)	(216)	2,587	16,139	11,493
Facility closure costs	—	—	53	197	207
Assets impairment and other	156	—	—	1,026	147
Other:
Stock-based compensation expense	10,266	9,912	8,249	39,874	34,157
Non-cash interest expense	3,393	3,360	3,191	13,329	5,355
Loan prepayment penalty	—	—	—	—	164
Loss (gain) from divestiture	—	710	—	710	(98)
Asset impairment and other	—	—	—	(652)	(586)
Compensation expense (benefit) - deferred compensation plan	486	262	157	1,586	(179)
Loss (gain) on deferred compensation plan securities	(474)	(249)	(151)	(1,532)	205
Non-GAAP tax adjustments	(2,942)	(4,527)	(58,388)	(11,862)	(62,629)
Non-GAAP net income from continuing operations	$48,119	$49,003	$51,542	$195,733	$205,855
GAAP weighted average shares - diluted	136,903	137,167	139,239	137,440	147,652
Non-GAAP adjustment	1,596	2,006	2,100	1,976	2,206
Non-GAAP weighted average shares - diluted	138,499	139,173	141,339	139,416	149,858
Non-GAAP diluted net income per share - continuing operations	$0.35	$0.35	$0.36	$1.40	$1.37

GAAP gross profit	$101,672	$104,085	$107,963	$420,638	$421,654
Acquisition related:
Amortization of acquisition related intangibles	3,116	3,178	3,355	12,817	6,110
Amortization of fair market value adjustment to inventory	407	757	4,641	4,079	5,531
Restructuring related:
Severance and retention costs	(36)	(146)	262	2,505	450
Assets impairment and other	156	—	—	492	147
Other:
Compensation expense (benefit) - deferred compensation plan	114	96	58	517	(65)
Stock-based compensation expense	660	695	715	2,936	2,708
Non-GAAP gross profit	$106,089	$108,665	$116,994	$443,984	$436,535

GAAP R&D expenses:	$35,533	$38,173	$41,023	$165,104	$148,507
Restructuring related:
Severance and retention costs	(44)	(225)	(1,152)	(10,531)	(2,246)
Facility closure costs	—	—	—	(147)	(154)
Assets impairment and other	—	—	—	(106)	261
Other:
Compensation benefit (expense) - deferred compensation plan	(248)	(102)	(61)	(677)	70
Stock-based compensation expense	(4,226)	(4,342)	(3,660)	(16,067)	(15,268)
Non-GAAP R&D expenses	$31,015	$33,504	$36,150	$137,576	$131,170

GAAP SG&A expenses:	$36,225	$32,737	$40,287	$145,193	$136,508
Acquisition related:
Amortization of acquisition related intangibles	(1,666)	(2,379)	(5,992)	(8,543)	(7,552)
Acquisition related costs	(2,223)	—	(245)	(2,295)	(2,358)
Restructuring related:
Severance and retention costs	395	295	(1,173)	(3,103)	(8,797)
Facility closure costs	—	—	(53)	(50)	(53)
Assets impairment and other	—	—	—	(428)	—
Other:
Compensation benefit (expense) - deferred compensation plan	(124)	(64)	(38)	(392)	(189)
Stock-based compensation expense	(5,380)	(4,875)	(3,874)	(20,871)	(16,182)
Non-GAAP SG&A expenses	$27,227	$25,714	$28,912	$109,511	$101,377

GAAP interest and other expense, net	$(2,153)	$(3,810)	$(3,601)	$(11,056)	$(2,775)
Non-cash interest expense	3,393	3,360	3,191	13,329	5,355
Loan prepayment penalty	—	—	—	—	164
Acquisition related foreign exchange loss	—	—	—	—	536
Loss (gain) from divestiture	—	710	—	710	(98)
Loss (gain) on deferred compensation plan securities	(474)	(249)	(151)	(1,532)	205
Assets impairment and other		-	—	(652)	(325)
Non-GAAP interest and other income (expense), net	$766	$11	$(561)	$799	$3,062

GAAP benefit from income taxes - continuing operations	$(2,448)	$(4,072)	$(58,559)	$(9,899)	$(61,435)
Non-GAAP tax adjustments	2,942	4,527	58,388	11,862	62,629
Non-GAAP provision for (benefit from) income taxes - continuing operations	$494	$455	$(171)	$1,963	$1,194

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Apr. 2	Apr. 3
(In thousands)	2017	2016

ASSETS
Current assets:
Cash and cash equivalents	$214,554	$203,231
Short-term investments	191,492	151,233
Accounts receivable, net	89,312	74,386
Inventories	52,288	54,243
Prepaid and other current assets	13,054	15,008
Total current assets	560,700	498,101
Property, plant and equipment, net	80,961	73,877
Goodwill	306,925	305,733
Other intangible assets, net	108,818	127,761
Deferred non-current tax assets	85,831	60,929
Other assets	40,399	32,788
TOTAL ASSETS	$1,183,634	$1,099,189

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$42,020	$39,858
Accrued compensation and related expenses	26,624	45,269
Deferred income on shipments to distributors	1,985	7,006
Other accrued liabilities	20,205	14,974
Total current liabilities	90,834	107,107
Deferred tax liabilities	13,835	19,712
Convertible notes	285,542	272,221
Other long-term obligations	19,760	23,454
Total liabilities	409,971	422,494
Stockholders' equity	773,663	676,695

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,183,634	$1,099,189